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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



                                JANUARY 28, 2005
         --------------------------------------------------------------
                DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED)


                                   PCTEL, INC.
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               (EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)



           DELAWARE                     000-27115              77-0364943
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(STATE OR OTHER JURISDICTION OF     (COMMISSION FILE          (IRS EMPLOYER
        INCORPORATION)                  NUMBER)           IDENTIFICATION NUMBER)



                         8725 W. HIGGINS ROAD, SUITE 400
                             CHICAGO, ILLINOIS 60631
         --------------------------------------------------------------
                    (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)


                                 (773) 243-3000
         --------------------------------------------------------------
              (REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE)


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          (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act
    (17 CFR 240.14a-12(b))

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))




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SECTION 1 - REGISTRANT'S BUSINESS AND OPERATIONS

ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

Acceleration of Stock Options

         On January 28, 2005, the Compensation Committee of the Board of Directors of PCTEL, Inc. approved the acceleration of vesting of all unvested options to purchase shares of common stock of PCTEL that are held by current employees, including executive officers, and which have an exercise price per share equal to or greater than $10.00. Options to purchase 1,647,765 shares of common stock are subject to this acceleration. The acceleration is effective as of January 28, 2005, provided that holders of incentive stock options within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended, will be given the election to decline the acceleration of an option if such acceleration would have the effect of changing the status of such option for federal income tax purposes from an incentive stock option to a non-qualified stock option.

         The acceleration of these options was undertaken to eliminate the future compensation expense that PCTEL would otherwise recognize in its income statement with respect to those options upon the effectiveness of FASB Statement No. 123R ("FAS 123R") in July 2005. Under FAS 123R, the acceleration of these options will result in PCTEL not being required to recognize share-based compensation expense of approximately $2,200,000 beginning in the company's quarter ending September 30, 2005 and ending in the company's quarter ending March 31, 2008. This amount will instead be reflected in pro forma footnote disclosure to PCTEL's financial statements for the quarter ending March 31, 2005, as permitted under the transition guidance provided by the Financial Accounting Standards Board.

         In addition, because these options are "underwater", i.e., have exercise prices in excess of current market value, they are not achieving their original objectives of incentive compensation and employee retention. PCTEL believes that the acceleration of these underwater options may have a positive effect on employee morale.

         The following table summarizes the options subject to acceleration:

                                                       AGGREGATE NUMBER OF
                                                         SHARES ISSUABLE          WEIGHTED AVERAGE
                                                        UNDER ACCELERATED        EXERCISE PRICE PER
                                                             OPTIONS                   SHARE
                                                       ------------------        ------------------
     EXECUTIVE OFFICERS:

     Martin H. Singer                                        166,667                  $11.63

     John Schoen                                              67,000                  $11.84

     Jeffrey A. Miller                                        52,000                  $11.84

     Biju Nair                                                62,000                  $11.84

     ALL EXECUTIVE OFFICERS AS A GROUP (4 PERSONS):          347,667                  $11.74

     ALL OTHER EMPLOYEES:                                  1,300,098                  $11.10

     TOTAL:                                                1,647,765                  $11.24


                                      -2-
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Executive Officers' Bonus Payments

         On January 28, 2005, the Compensation Committee of the Board of Directors determined the amounts of the cash bonuses to be paid to the executive officers of PCTEL under the company's 2004 executive bonus plan, and the amount of the cash bonus to be paid to the Chief Executive Officer of PCTEL under the 2003/2004 stretch plan.

         The performance criteria under the 2004 executive bonus plan are comprised of both corporate goals and personal goals. The bonus amount for each executive officer is paid in cash and is weighted 60% on the achievement of the corporate goals and 40% on the achievement of the personal goals. Under the 2004 executive bonus plan, the corporate goals were based on the achievement of specified levels of annual revenues and annual operating results, as well as the performance of PCTEL's stock price in comparison with the general performance of all stocks traded on Nasdaq National Market. The personal goals under the 2004 executive bonus plan differed by officer and were based on a range of individual management objectives designed to further the company's business strategies in the areas of acquisitions, marketing and product branding, intellectual property protection and licensing, business development and corporate governance.

         Bonus payments authorized to the executive officers of PCTEL under the 2004 executive bonus plan are as follows:


                    NAME AND TITLE                                              AMOUNT OF BONUS
                    --------------                                              ---------------
                    Martin H. Singer                                                $129,940
                         Chief Executive Officer and Chairman of the Board

                    John Schoen                                                      $84,380
                         Chief Operating Officer, Chief Financial Officer and
                         Secretary

                    Jeffrey A. Miller                                                $58,450
                         Vice President, Global Sales

                    Biju Nair                                                        $56,440
                         Vice President and General Manager, Mobility
                         Solutions Group



         The 2003/2004 stretch bonus plan for the Chief Executive Officer is designed to provide a cash bonus to further the company's long range financial goals. The criteria for the cash bonus under the 2003/2004 plan, which provides for a maximum possible bonus of $200,000, are based on the achievement of specified levels of annual revenues and annual operating results, as well as the performance of PCTEL's stock price in comparison with the general performance of all stocks traded on Nasdaq National Market. The bonus payment authorized to be paid to Martin Singer, the company's Chief Executive Officer, under the 2003/2004 plan was $66,667.


                                      -3-
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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 3, 2005

                                     PCTEL, INC.


                                     By: /s/ John W. Schoen
                                         ---------------------------------------
                                         John W. Schoen, Chief Financial Officer



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